Exhibit 10.8

AMENDMENT NO. 4 TO AMENDED AND RESTATED
CONSTRUCTION AND TERM LOAN AGREEMENT

        This AMENDMENT NO. 4 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of October 19, 1995, by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower, (ii) CREDIT SUISSE, NATIONAL WESTMINSTER BANK Plc, THE BANK OF NOVA SCOTIA, THE SUMITOMO BANK, LIMITED, New York Branch, THE SUMITOMO TRUST AND BANKING CO., LTD., New York Branch, THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, UNION BANK, UNION BANK OF SWITZERLAND, THE FUJI BANK LIMITED, Los Angeles Agency, CREDIT LYONNAIS, New York Branch, CREDIT SUISSE, Cayman Island Branch, THE TORONTO-DOMINION BANK and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and each Purchasing Institutional Lender, as Institutional Lenders, (iv) CREDIT SUISSE, New York Branch, as the Issuing Bank, (v) CREDIT SUISSE, NATIONAL WESTMINSTER BANK Plc, THE BANK OF NOVA SCOTIA and THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agents, and (vi) CREDIT SUISSE, as Agent for the Lenders, the Institutional Lenders and the Issuing Bank.

W I T N E S S E T H :

        WHEREAS, the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994 and Amendment No. 3 dated as of January 31, 1995 (the “Credit Agreement”), among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent sets forth, among other things, the terms and conditions upon which the Lenders and the Institutional Lenders are willing to make available to Borrower certain Loans and Institutional Loans (unless otherwise defined herein, terms used herein and defined in the Credit Agreement shall have the meanings indicated in the Credit Agreement, and, unless otherwise specified herein, references to any “Article” or “Section” shall refer to the appropriate article or section of the Credit Agreement); and

        WHEREAS, Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Co-Agents and Agent desire to amend the Credit Agreement as provided herein;

        NOW, THEREFORE, IT IS AGREED:

        Section 1.      Amendment. Subject to the limitations contained in Section 2 hereof, the Credit Agreement is hereby amended as follows:

        The definition of “Plant Aging Allowance Amount” in Exhibit X is hereby amended and restated in its entirety as follows:

         “Plant Aging Allowance Amount” means, for any calendar year, the amount set forth below under the column “Allowance for Plant Aging” opposite such calendar year:

Calendar Year	Allowance for Plant Aging
Through 1998	$ 0
1999	$ 366,000
2000	$ 57,000
2001	$ 89,000
2002	$ 123,000
2003	$ 160,000
2004	$ 295,000
2005	$ 242,000
2006	$ 288,000
2007	$ 338,000
2008	$ 389,000
2009	$1,746,000
2010	$ 764,000
2011	$1,103,000
2012	$1,472,000
2013	$1,866,000
2014	$ 0
2015	$ 0

        Section 2.     Limitations. Except as expressly stated hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment No. 4 shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement.

        Section 3.      Miscellaneous.

        (a)     On and after the effective date of this Amendment No. 4, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment No. 4.

        (b)     This Amendment No. 4 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        (c)     This Amendment No. 4 shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

        (d)     All agreements, covenants, conditions and provisions of this Amendment No. 4 shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 4 as of the date first above written.

BORROWER:

WESTMORELAND-LG&E PARTNERS

By:	WESTMORELAND-ROANOKE VALLEY, L.P., as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Robert J. Jaeger Name: Robert J. Jaeger Title: Vice President

By:	LG&E ROANOKE VALLEY L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ S. Bradford Rives Name: S. Bradford Rives Title: Vice President And Controller

AGENT, CO-AGENTS, AND LENDERS:

CREDIT SUISSE, as Agent, Co-Agent and Lender

By:	/s/ p.p. Roland Pfeuti Name: Title:

By:	/s/ [illegible] Name: Suzanne Leon Title: Associate

NATIONAL WESTMINSTER BANK PLC, as Co-Agent and Lender

By:	/s/ Brian T. Caldwell Name: Brian T. Caldwell Title: Vice President

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ Bruce Matheson Name: Bruce Matheson Title: Project Finance

THE SUMITOMO BANK, LIMITED, New York Branch, as Co-Agent and Lender

By:	/s/ Hidetaka Itahashi Name: Hidetaka Itahashi Title: Joint General Manager

THE SUMITOMO TRUST AND BANKING CO., LTD New York Branch, as Lender

By:	/s/ Suraj P. Bhatia Name: Suraj P. Bhatia Title: Senior Vice PresidentManager, Project Finance Dept.

THE INDUSTRIAL BANK OF JAPAN, LTD., New York Branch, as Lender

By:	/s/ [illegible] Name: Title:

UNION BANK, as Lender

By:	/s/ [illegible] Name: Title:

UNION BANK OF SWITZERLAND, as Lender

By:	/s/ Paul Brink Name: Paul J. Brink Title: Assistant Treasurer

By:	/s/ James O. Shaver Name: James O. Shaver Title: Assistant Vice President

THE FUJI BANK LIMITED, Los Angeles Agency, as Lender

By:	/s/ Nobuhiro Umemura Name: Nobuhiro Umemura Title: Joint General Manager

CREDIT LYONNAIS, New York Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

CREDIT LYONNAIS, Cayman Island Branch, as Lender

By:	/s/ James F. Guidera Name: James F. Guidera Title: Vice President

THE TORONTO DOMINION BANK, as Lender

By:	/s/ Richard E. Demmer Name: Richard E. Demmer Title: Director

INSTITUTIONAL LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and Institutional Agent

By:	/s/ Joseph J. Lemanowicz Name: Joseph J. Lemanowicz Title: Vice President

ISSUING BANK:

CREDIT SUISSE, New York Branch, as Issuing Bank

By:	/s/ [illegible] Name: Suzanne Leon Title: Associate

By:	/s/ p.p. Roland Pfeuti Name: Title: